UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014 (March 26, 2014)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In connection with certain proposed debt financing transactions by WMG Acquisition Corp. (“WMG”), a subsidiary of Warner Music Group Corp., the information set forth under the heading “Unaudited Pro Forma Condensed Combined Statement of Operations” in Exhibit 99.1 hereto will be provided to potential financing sources and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

In connection with certain proposed debt financing transactions by WMG, the information set forth in Exhibit 99.1 hereto will be provided to potential financing sources and is incorporated herein by reference.

Item 8.01.	Other Events

On March 26, 2014, Warner Music Group Corp. issued a press release announcing that (i) WMG has commenced an offering of new senior notes; and (ii) WMG is offering to purchase any and all of its outstanding 11.50% Senior Notes due 2018 (the “Existing Unsecured Notes”) issued pursuant to the Indenture, dated as of July 20, 2011, as amended through the date hereof, by and among WMG, the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee (the “Indenture”), and is seeking consents from holders of its outstanding Existing Unsecured Notes, to certain amendments to the Indenture.

A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Forward Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the current views of Warner Music Group about future events and financial performance. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements. All forward-looking statements are made as of today, and we disclaim any duty to update such statements. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we cannot assure you that management’s expectations, beliefs and projections will result or be achieved. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from our expectations. Please refer to our Form 10-K, Form 10-Qs and our other filings with the U.S. Securities and Exchange Commission concerning factors that could cause actual results to differ materially from those described in our forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Information for Potential Financing Sources

99.2	Press Release dated March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson Executive Vice President, General Counsel and Secretary

Date: March 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information for Potential Financing Sources

99.2	Press Release, dated March 26, 2014